THE PRUDENTIAL SERIES FUND, INC.
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SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO                  PROSPECTUS

  SP JENNISON INTERNATIONAL GROWTH PORTFOLIO                     AUGUST 11, 2000

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO


















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AS WITH ALL MUTUAL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THE FUND'S SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


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TABLE OF CONTENTS

       1      RISK/RETURN SUMMARY

       1      Investment Objectives and Principal Strategies
       4      Principal Risks
       7      Evaluating Performance

       8      HOW THE PORTFOLIOS INVEST

       8      INVESTMENT OBJECTIVES AND POLICIES

       8      Prudential Jennison Portfolio
       9      SP Alliance Large Cap Growth Portfolio
      10      SP Asset Allocation Portfolio
      11      SP Aggressive Growth Asset Allocation Portfolio
      11      SP Davis Value Portfolio
      12      SP Deutsche International Equity Portfolio
      15      SP Jennison International Growth Portfolio
      17      SP Prudential U.S. Emerging Growth Portfolio
      19      SP Small/Mid Cap Value Portfolio
      20      SP Strategic Partners Focused Growth Portfolio

      23      OTHER INVESTMENTS AND STRATEGIES

      23      ADRs
      23      Convertible Debt and Convertible Preferred Stock
      23      Derivatives
      23      Dollar Rolls
      24      Forward Foreign Currency Exchange Contracts
      24      Futures
      24      Interest Rate Swaps
      24      Joint Repurchase Account
      24      Loan Participations
      24      Mortgage-related Securities
      25      Options
      25      Real Estate Investment Trusts
      25      Repurchase Agreements
      25      Reverse Repurchase Agreements
      25      Short Sales
      25      Short Sales Against-the-Box
      25      When-issued and Delayed Delivery Securities

      26      HOW THE FUND IS MANAGED

      26      Board of Directors
      26      Investment Manager
      26      Investment Sub-Advisers
      27      Portfolio Managers

      31      HOW TO BUY AND SELL SHARES OF THE FUND

      31      Net Asset Value
      32      Distributor

      33      OTHER INFORMATION

      33      Federal Income Taxes
      33      European Monetary Union
      33      Monitoring for Possible Conflicts

(For more information--see back cover)

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RISK/RETURN SUMMARY

This prospectus provides information about THE PRUDENTIAL SERIES FUND, INC. (the
Fund), which consists of thirty-seven separate portfolios (each, a Portfolio). Only the SP Aggressive Growth Asset Allocation Portfolio, SP Jennison International Growth Portfolio and the SP Strategic Partners Focused Growth Portfolio are offered through this Prospectus.

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America (Prudential) and affiliates as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Class II shares of each Portfolio discussed in this prospectus are available under the USAllianz Dimensions variable annuity.

This section highlights key information about each Portfolio available under the USAllianz Dimensions variable annuity. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information
(SAI). Any percentage limitations on Portfolio investments are generally applied at the time of purchase.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the available Portfolios. We describe the terms "company risk," "credit risk," "derivatives risk," "foreign investment risk," "interest rate risk," "leveraging risk," "liquidity risk," "management risk," and "market risk," in the section on Principal Risks, on page 4. While we make every effort to achieve the investment objective for each Portfolio, we can't guarantee success.

PRUDENTIAL JENNISON PORTFOLIO

The Portfolio's investment objective is TO ACHIEVE LONG-TERM GROWTH OF CAPITAL. To achieve this objective, the Portfolio invests primarily in equity securities of major, established corporations that it believes offer above-average growth prospects. In addition, the Portfolio may invest up to 30% of its total assets in foreign securities. While the Portfolio makes every effort to achieve its objective, it can't guarantee success. Loss of money is a risk of investing in this Portfolio.

     PRINCIPAL RISKS:

     O   COMPANY RISK
     O   CREDIT RISK
     O   DERIVATIVES RISK
     O   FOREIGN INVESTMENT RISK
     O   INTEREST RATE RISK
     O   LEVERAGING RISK
     O   LIQUIDITY RISK
     O   MANAGEMENT RISK
     O   MARKET RISK

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

The SP Aggressive Growth Asset Allocation Portfolio seeks capital appreciation by investing in large cap equity Portfolios, international Portfolios, and small/mid cap equity Portfolios. Pertinent risks are those associated with each Portfolio in which this Portfolio invests. Loss of money is a risk of investing in this Portfolio.


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The SP Aggressive Growth Asset Allocation Portfolio is composed of shares of the following Fund Portfolios:

     o a large capitalization equity component (approximately 40% of the Portfolio, invested in shares of the SP Davis Value Portfolio (20% of Portfolio), the SP Alliance Large Cap Growth Portfolio (10% of Portfolio), and the Prudential Jennison Portfolio (10% of Portfolio)); and

     o an international component (approximately 35% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (17.5% of Portfolio) and the SP Deutsche International Equity Portfolio (17.5% of Portfolio)); and

     o a small/mid capitalization equity component (approximately 25% of the Portfolio, invested in shares of the SP Small/Mid Cap Value Portfolio (12.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (12.5% of Portfolio)).

For more information on the following Portfolios, see the pages indicated: SP Davis Value Portfolio (p.11), SP Alliance Large Cap Growth Portfolio (p. 9), Prudential Jennison Portfolio (p. 8), SP Jennison International Growth Portfolio (p.15), SP Deutsche International Equity Portfolio (p.12), SP Small/Mid Cap Value Portfolio (p.19), SP Prudential U.S. Emerging Growth Portfolio (p.17).

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO

The Portfolio's investment objective is GROWTH OF CAPITAL BY PURSUING AGGRESSIVE INVESTMENT POLICIES. The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance Capital Management L.P. selects the Portfolio's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. "Alliance", "Alliance Capital" and their logos are registered marks of Alliance Capital Management L.P. ("Alliance"). Loss of money is a risk of investing in this Portfolio.

     PRINCIPAL RISKS:

     O   COMPANY RISK
     O   DERIVATIVES RISK
     O   FOREIGN INVESTMENT RISK
     O   LEVERAGING RISK
     O   LIQUIDITY RISK
     O   MANAGEMENT RISK
     O   MARKET RISK

SP DAVIS VALUE PORTFOLIO

SP Davis Value Portfolio's investment objective is GROWTH OF CAPITAL. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

The portfolio managers use the investment philosophy of Davis Selected Advisors, LP to select common stocks of quality, overlooked growth companies at value prices and to hold them for the long-term. They look for companies with sustainable growth rates selling at modest price-earnings multiples that they hope will expand as other investors recognize the company's true worth. The portfolio managers believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. They consider selling a company if the company no longer exhibits the characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. Loss of money is a risk of investing in this Portfolio.

     PRINCIPAL RISKS:

     O   COMPANY RISK
     O   DERIVATIVES RISK
     O   LEVERAGING RISK
     O   LIQUIDITY RISK
     O   MANAGEMENT RISK
     O   MARKET RISK


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SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO

The Portfolio's investment objective is to INVEST FOR LONG-TERM CAPITAL APPRECIATION. The Portfolio invests primarily in the stocks and other equity securities of companies in developed countries outside the United States. The Portfolio seeks to achieve its goal by investing primarily in companies in developed foreign countries. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines. Loss of money is a risk of investing in this Portfolio. This Portfolio is advised by Bankers Trust Company.

     PRINCIPAL RISKS:

     O   COMPANY RISK
     O   DERIVATIVES RISK
     O   FOREIGN INVESTMENT RISK
     O   LEVERAGING RISK
     O   LIQUIDITY RISK
     O   MANAGEMENT RISK
     O   MARKET RISK

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

The Portfolio's investment objective is LONG-TERM GROWTH OF CAPITAL. The Portfolio seeks to achieve this objective by investing in equity-related securities of foreign issuers. This means the Portfolio looks for investments that Jennison thinks will increase in value over a period of years. To achieve its objective, the Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. Loss of money is a risk of investing in this Portfolio. This Portfolio is advised by Jennison Associates LLC.

     PRINCIPAL RISKS:

     O   COMPANY RISK
     O   CREDIT RISK
     O   DERIVATIVES RISK
     O   FOREIGN INVESTMENT RISK
     O   INTEREST RATE RISK
     O   MARKET RISK

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

The Portfolio's investment objective is LONG-TERM CAPITAL APPRECIATION, which means that the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 65% of its total assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio also may use derivatives for hedging or to improve the Portfolio's returns. While the Portfolio makes every effort to achieve its objective, it can't guarantee success. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. Loss of money is a risk of investing in this Portfolio. This Portfolio is advised by Jennison Associates LLC.

     PRINCIPAL RISKS:

     O   COMPANY RISK
     O   CREDIT RISK
     O   DERIVATIVES RISK
     O   FOREIGN INVESTMENT RISK
     O   INTEREST RATE RISK
     O   LEVERAGING RISK
     O   LIQUIDITY RISK
     O   MANAGEMENT RISK
     O   MARKET RISK


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SP SMALL/MID CAP VALUE PORTFOLIO

The Portfolio's investment objective is LONG-TERM GROWTH OF CAPITAL. The Portfolio's investment strategy includes normally investing at least 65% of total assets in common stocks of companies with small to medium market capitalizations (those with market capitalizations similar to companies in the Russell 2000 or the Russell Midcap at the time of investment). The Portfolio focuses on investing in securities of companies that Fidelity Management & Research Company believes are undervalued in the marketplace in relation to factors such as assets, earnings or growth potential (stocks of these companies are often called "value" stocks). The Portfolio invests in domestic and foreign issuers. The Portfolio uses both fundamental analysis of each issuer's financial condition, its industry position and market and economic conditions, and statistical models to evaluate an issuer's growth potential, valuation, liquidity and investment risk, to select investments. An investment in the Portfolio, like any Portfolio, is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Loss of money is a risk of investing in this Portfolio.

     PRINCIPAL RISKS:

     O   COMPANY RISK
     O   DERIVATIVES RISK
     O   FOREIGN INVESTMENT RISK
     O   LEVERAGING RISK
     O   LIQUIDITY RISK
     O   MANAGEMENT RISK
     O   MARKET RISK
     O   SMALL CAP INVESTING
     O   "VALUE" INVESTING


SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

The Portfolio's investment objective is LONG-TERM GROWTH OF CAPITAL. This means the Portfolio seeks investments whose price will increase over several years. The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer. The Portfolio is nondiversified, meaning it can invest more than 5% of its assets in the securities of any one issuer. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. Loss of money is a risk of investing in this Portfolio. This Portfolio is advised by Jennison Associates LLC and Alliance Capital Management, L.P.

     PRINCIPAL RISKS:

     O   COMPANY RISK
     O   DERIVATIVES RISK
     O   FOREIGN INVESTMENT RISK
     O   LEVERAGING RISK
     O   LIQUIDITY RISK
     O   MANAGEMENT RISK
     O   MARKET RISK

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

     COMPANY RISK. The price of the stock or debt security of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the


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potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

     CREDIT RISK. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt - also known as "high-yield bonds" and "junk bonds" - have a higher risk of default and tend to be less liquid than higher-rated securities.

     DERIVATIVES RISK. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

     FOREIGN INVESTMENT RISK. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk is comprised of the specific risks described below.

     CURRENCY RISK. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

     EMERGING MARKET RISK. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

     FOREIGN MARKET RISK. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

     INFORMATION RISK. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

     LIQUIDITY RISK. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

     POLITICAL DEVELOPMENTS. Political developments may adversely affect the value of a Portfolio's foreign securities.

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     POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and have imposed high taxes on corporate profits.

     REGULATORY RISK. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

     HIGH YIELD RISK. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio's ability to sell its high yield securities (liquidity risk).

     INTEREST RATE RISK. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

     LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

     LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

     MANAGEMENT RISK. Each Portfolio is subject to management risk because it is an actively managed investment portfolio. Each sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

     MARKET RISK. Common stocks and fixed income securities are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

     MORTGAGE RISK. A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

                                      * * *

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EVALUATING PERFORMANCE

The SP Aggressive Growth Asset Allocation Portfolio, SP Alliance Large Cap Growth Portfolio, SP Davis Value Portfolio, SP Deutsche International Equity Portfolio, SP Jennison International Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small/Mid Cap Value Portfolio, and SP Strategic Partners Focused Growth Portfolio are newly-created, and therefore do not have any performance history.


PRUDENTIAL JENNISON PORTFOLIO

A number of factors--including risk--can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I shares)


[CHART]


Best Quarter: 29.46% (4th quarter of 1998) Worst Quarter: (12.07)% (3rd quarter of 1998)

*These annual returns do not include contract charges. If contract charges were included, the annual returns would be lower than those shown. See the accompanying contract prospectus.

Average Annual Returns* (as of 12/31/99)

                                                       SINCE
                                 1 YEAR              INCEPTION
                                 ------              ----------
Class I shares ..............    41.76%              32.11% (4/25/95)
Class II shares .............    N/A                 N/A (2/10/00)
S&P 500** ...................    21.03%              27.48%
Lipper Average*** ...........    31.48%              25.81%

* The Portfolio's returns are after deduction of expenses and do not include Contract charges.

** The Standard & Poor's 500 Stock Index (S&P 500)--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would be lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return (4/30/95). Source: Lipper, Inc.

*** The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. The "Since Inception" return reflects the closest calendar month-end return (4/30/95). Source: Lipper, Inc.


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HOW THE PORTFOLIOS INVEST

INVESTMENT OBJECTIVES AND POLICIES

We describe each Portfolio's investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled OTHER INVESTMENTS AND STRATEGIES. Although we make every effort to achieve each Portfolio's objective, we can't guarantee success. The Fund's Board of Directors can change a Portfolio's investment policy if that policy is not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PRUDENTIAL JENNISON PORTFOLIO

The investment objective of this Portfolio is to achieve LONG-TERM GROWTH OF CAPITAL. This means the Portfolio seeks investments whose price will increase over several years. While the Portfolio makes every effort to achieve its objective, it can't guarantee success.

INVESTMENT STRATEGY

The Portfolio seeks to invest in equity securities of established companies with above-average growth prospects. The Portfolio selects stocks on a company-by-company basis using fundamental analysis. In making its stock picks, it looks for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies the Portfolio choose have superior management, a unique market niche or a strong new product.

In pursuing the Portfolio's objective, the Portfolio normally invests 65% or more of its total assets in common stocks and preferred stocks of companies with capitalization in excess of $1 billion.

For the balance of the Portfolio, the Portfolio may invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, product and/or marketing dynamics which the Portfolio believes have not yet been reflected in reported earnings or recognized by investors.

In addition, the Portfolio may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depository Receipts
(ADRS) as foreign securities.

In response to adverse market conditions or when restructuring the Portfolio, the Portfolio may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the Portfolio's investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also use alternative investment strategies--including DERIVATIVEs--to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

The Portfolio may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on those FUTURES CONTRACTS; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED OR DELAYED DELIVERY basis.

The Portfolio may also enter into short sales AGAINST-THE-BOX.

The Portfolio may also enter into REPURCHASE AGREEMENTS. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC.

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO

The investment objective of this Portfolio is GROWTH OF CAPITAL BY PURSUING AGGRESSIVE INVESTMENT POLICIES.

LARGE CAP GROWTH

The Portfolio ususally invests in about 40-50 companies, with the 25 most highly regarded of these companies generally constituting approximately 70% of the Portfolio's net assets. Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in the portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Portfolio also may invest up to 20% of its net assets in CONVERTIBLE SECURITIES.

The Portfolio will invest in special situations from time to time. A special situation arises when, in the opinion of Alliance, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among other, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Among the principal risks of investing in the Portfolio is market risk. Because the Portfolio invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

The Portfolio seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Portfolio normally invests at least 85% of its total assets in the equity securities of U.S. companies. A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Portfolio emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Portfolio, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes.

Alliance expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

     The Portfolio also may:

     o   invest up to 15% of its total assets in FOREIGN SECURITIES;

     o purchase and sell exchange-traded index options and stock index FUTURES CONTRACTS;

     o write covered exchange-traded call OPTIONS on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

     o   make SHORT SALES "AGAINST-THE-BOX" of up to 15% of its net assets; and

     o   invest up to 10% of its total assets in ILLIQUID SECURITIES.

The Portfolio may invest in a wide variety of equity securities including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, American Depository Receipts (ADRs) and other similar securities that represent interests in foreign equity securities, such as European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. government obligations, repurchase agreements, commercial paper, banker's acceptances and certificates of deposit.

The Portfolio is managed by Alliance Capital Management, L.P.

In response to adverse market conditions or when restructuring the Portfolio, Alliance may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

SP ASSET ALLOCATION PORTFOLIO

There are four Asset Allocation Portfolios, entitled SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio. Only the SP Aggressive Growth Asset Allocation Portfolio is offered through this prospectus. The investment objective of each of the Portfolios is to OBTAIN THE HIGHEST POTENTIAL TOTAL RETURN CONSISTENT WITH THE SPECIFIED LEVEL OF RISK TOLERANCE. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Board at any time. The Asset Allocation Portfolios are designed for:

     o the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

     o the investor who does not want to watch the financial markets in order to make periodic exchanges among portfolios; and

     o the investor who wants to take advantage of the risk management features of an asset allocation program.

The investor chooses an Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to the investor's individual planning needs, objectives and comfort.

Each Asset Allocation Portfolio invests its assets in shares of other Portfolios according to the target percentages indicated in the Portfolio descriptions below. Periodically, we will rebalance each Asset Allocation Portfolio to bring the Portfolio's holdings in line with those target percentages. The manager expects that the rebalancing will occur on a monthly basis, although the rebalancing may occur less frequently. In addition, the manager will review the target percentages annually. Based on its evaluation the target percentages may be adjusted. Such adjustments will be reflected in the annual update to this prospectus. With respect to each of the four Asset Allocation Portfolios, Prudential Investments Fund Management LLC reserves the right to alter the percentage allocations indicated below and/or the other Fund Portfolios in which the Asset Allocation Portfolio invests if market conditions warrant. Although we will make every effort to meet each Asset Allocation Portfolio's investment objective, we can't guarantee success.

Each Asset Allocation Portfolio is managed by Prudential Investments Fund Management LLC.

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

AN AGGRESIVE GROWTH ASSET ALLOCATION PORTFOLIO

This Portfolio aggresively seeks capital appreciation by investing in large cap equity Portfolios, international Portfolios, and small/mid cap equity Portfolios.

The SP Aggressive Growth Asset Allocation Portfolio is composed of shares of the following Fund Portfolios:

     o a large capitalization equity component (approximately 40% of the Portfolio, invested in shares of the SP Davis Value Portfolio (20% of Portfolio), the SP Alliance Large Cap Growth Portfolio (10% of Portfolio), and the Prudential Jennison Portfolio (10% of Portfolio)); and

     o an international component (approximately 35% of the Portfolio, invested in shares of the SP Jennison International Growth Portfolio (17.5% of Portfolio) and the SP Deutsche International Equity Portfolio (17.5% of Portfolio)); and

     o a small/mid capitalization equity component (approximately 25% of the Portfolio, invested in shares of the SP Small/Mid Cap Value Portfolio (12.5% of Portfolio) and the SP Prudential U.S. Emerging Growth Portfolio (12.5% of Portfolio)).

For more information on the following Portfolios, see the pages indicated: SP Davis Value Portfolio (p. 11), SP Alliance Large Cap Growth Portfolio (p. 9), Prudential Jennison Portfolio (p. 8), SP Jennison International Growth Portfolio (p. 15), SP Deutsche International Equity Portfolio (p. 12), SP Small/Mid Cap Value Portfolio (p. 19), SP Prudential U.S. Emerging Growth Portfolio (p. 17).

SP DAVIS VALUE PORTFOLIO

SP Davis Value Portfolio's investment objective is GROWTH OF CAPITAL. In keeping with the Davis investment philosophy, the portfolio managers select common stocks that offer the potential for capital growth over the long-term.

THE DAVIS BACK-TO-BASICS APPROACH

Under the Davis philosophy, Davis seeks to identify companies possessing ten basic characteristics, which Davis believes will foster sustainable long-term growth.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion, but it may also invest in foreign companies and U.S. companies with smaller capitalizations.

COMMON STOCKS

WHAT THEY ARE. Common stock represents ownership of a company.

HOW THEY PICK THEM. The Davis investment philosophy stresses a back-to-basics approach: they use extensive research to buy growing companies at value prices and hold on to them for the long-term. Over the years, Davis Selected Advisers has developed a list of ten characteristics that they believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all ten, Davis searches for those possessing several of the characteristics that are listed below.

WHY THEY BUY THEM. SP Davis Value Portfolio buys common stock to take an ownership position in companies with growth potential, and then holds that position long enough to realize the benefits of growth.

The Portfolio may also invest in foreign securities, primarily as a way of providing additional opportunities to invest in quality overlooked growth stocks. Investment in foreign securities can also offer the Portfolio the potential for economic diversification.

WHAT DAVIS LOOKS FOR IN A COMPANY

1. FIRST-CLASS MANAGEMENT. The Davis investment philosophy believes that great companies are created by great managers. In visiting companies, they look for managers with a record of doing what they say they are going to do.

2. MANAGEMENT OWNERSHIP. Just as they invest heavily in their own Portfolios, they look for companies where individual managers own a significant stake.

3. STRONG RETURNS ON CAPITAL. They want companies that invest their capital wisely and reap superior returns on those investments.

4. LEAN EXPENSE STRUCTURE. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET. A company that is increasing its share of a growing market has the best of both worlds.

6. PROVEN RECORD AS AN ACQUIRER. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. STRONG BALANCE SHEET. Strong finances give a company staying power to weather difficult economic cycles.

8. COMPETITIVE PRODUCTS OR SERVICES. Davis invests in companies with products that are not vulnerable to obsolescence.

9. SUCCESSFUL INTERNATIONAL OPERATIONS. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10. INNOVATION. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Portfolio invests primarily in the common stock of large capitalization domestic companies. There are other securities in which the Portfolio may invest, and investment strategies which the Portfolio may employ, but they are not principal investment strategies.

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes; in the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, these investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio's investment objective.

The Portfolio is managed by Davis Selected Advisers, L.P.

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO

The Portfolio seeks LONG-TERM CAPITAL APPRECIATION. Under normal circumstances, the Portfolio invests at least 65% of its total assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States.

INTERNATIONAL EQUITIES FROM DEVELOPED COUNTRIES

The Portfolio invests primarily in the stocks of companies located in developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio also may invest in emerging markets securities.

The Portfolio invests for capital appreciation, not income; any dividend or interest income is incidental to the pursuit of that goal. While the Portfolio gives priority to capital appreciation, it cannot offer any assurance of achieving this goal.

STRATEGY

The Portfolio invests for the long term. The Portfolio employs a strategy of growth at a reasonable price. The Portfolio seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow, yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the Portfolio considers factors such as sales, earnings, cash flow and enterprise value. Enterprise value is a company's market capitalization plus the value of its net debt. The Portfolio further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.

PRINCIPAL INVESTMENTS

Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if it believes that its return potential more than compensates for the extra risks associated with these markets. Under normal market conditions investment in emerging markets is not considered to be a central element of the Portfolio's strategy. Typically, the Portfolio will not hold more than 15% of its net assets in emerging markets. The Portfolio may invest in a variety of debt securities, equity securities, and other instruments, including convertible securities, warrants, foreign securities, options (on stock, debt, stock indices, foreign currencies, and futures), futures, forward foreign currency exchange contracts, interest rate swaps, loan participations, reverse repurchase agreements, dollar rolls, when-issued and delayed delivery securities, short sales, and illiquid securities. We explain each of these instruments in detail in the Statement of Additional Information.

INVESTMENT PROCESS

Company research lies at the heart of Bankers Trust's investment process, as it does with many stock mutual fund portfolios. Several thousand companies are tracked to arrive at the approximately 100 stocks the Portfolio normally holds. But the process brings an added dimension to this fundamental research. It draws on the insight of experts from a range of financial disciplines--regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the investment process.

Temporary Defensive Position. The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warranted. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

RISKS

Below are set forth some of the prominent risks associated with international investing.

PRIMARY RISKS

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. To minimize this risk, Bankers Trust monitors each of the stocks in the Portfolio according to three basic quantitative criteria. They subject a stock to intensive review if:

     o its rate of price appreciation begins to trail that of its national stock index;

     o the financial analysts who follow the stock, both within Bankers Trust and outside, cut their estimates of the stock's future earnings; or

     o the stock's price approaches the downside target set when they first bought the stock (and may since have modified to reflect changes in market and economic conditions).

In this review, Bankers Trust seeks to learn if the deteriorating performance accurately reflects deteriorating prospects or if it merely reflects investor overreaction to temporary circumstances.

Foreign Stock Market Risk. From time to time, foreign capital markets have exhibited more volatility than those in the United States. Trading stocks on some foreign exchanges is inherently more difficult than trading in the United States for reasons including:

     o Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. While these political risks have not occurred recently in the major countries in which the Portfolio invests, Bankers Trust analyzes countries and regions to try to anticipate these risks.

     o Information Risk. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the "numbers" themselves sometimes mean different things, Bankers Trust devotes much of its research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

     o Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

     o Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

In an effort to reduce these foreign stock market risks, the Portfolio diversifies its investments, just as you may spread your investments among a range of securities so that a setback in one does not overwhelm your entire strategy. In this way, a reversal in one market or stock need not undermine the pursuit of long-term capital appreciation.

Currency Risk. The Portfolio invests in foreign securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the value of foreign securities or the U.S. dollar amount of income or gain received on these securities. Bankers Trust seeks to minimize this risk by actively managing the currency exposure of the Portfolio.

Emerging Market Risk. To the extent that the Portfolio does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Portfolio carefully limits and balances its commitment to these markets.

SECONDARY RISKS

     Small Company Risk. Although the Portfolio generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by small companies. Such opportunities pose unique risks. Small company stocks tend to experience steeper price fluctuations--down as well as up--than the stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity in small company investing - can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources. Finally, small company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a small company's shares.

Pricing Risk. When price quotations for securities are not readily available, they are valued by the method that most accurately reflects their current worth in the judgment of the Board. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. The Portfolio is managed by Bankers Trust Company.

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

The investment objective of the Portfolio is to SEEK LONG-TERM GROWTH OF CAPITAL. The Portfolio seeks to achieve its objective through investment in equity-related securities of foreign companies.

A FOREIGN STOCK GROWTH PORTFOLIO

The Portfolio seeks long-term growth by investing in the common stock of foreign companies. The Portfolio generally invests in about 60 securities of issuers located in at least five different foreign countries.

This means the Portfolio seeks investments--primarily the common stock of foreign companies--that will increase in value over a period of years. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in about 60 securities of primarily non U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in AMERICAN DEPOSITORY RECEIPTS (ADRS). We consider ADRs to be equity-related securities.

HOW THE PORTFOLIO INVESTS

In deciding which stocks to purchase for the Portfolio, Jennison looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. Jennison uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, they look at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of Jennison's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, Jennison looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, Jennison looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

OTHER INVESTMENTS AND STRATEGIES

MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME OBLIGATIONS

Money market instruments and bonds are known as fixed-income securities because issuers of these securities are obligated to pay interest and principal. Typically, FIXED-INCOME securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stocks may, although their value does fluctuate inversely to changes in interest rates generally and directly in relation to their perceived credit quality. The Portfolio may buy obligations of companies, foreign countries or the U.S. Government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.

Generally, the Portfolio will purchase only "Investment-Grade" commercial paper and bonds. This means the commercial paper and bonds have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the Portfolio's assets when global or international markets are unstable. When the Portfolio is temporarily invested in equity-related securities of U.S. companies, the Portfolio may achieve capital appreciation, although not through investment in foreign companies.

REPURCHASE AGREEMENTS

The Portfolio may also use REPURCHASE AGREEMENTS.

DERIVATIVE STRATEGIES

The Portfolio may use a number of alternative derivative strategies--including derivatives--to try to improve its returns or protect its assets, although the Portfolio cannot guarantee these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

OPTIONS

The Portfolio may purchase and sell put and call OPTIONS on equity securities, stock indices and foreign currencies that are traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market.

FUTURES CONTRACTS AND RELATED OPTIONS, FOREIGN CURRENCY FORWARD CONTRACTS. The Portfolio may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures. The Portfolio also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

OTHER STRATEGIES

The Portfolio follows certain policies when it borrows money (the Portfolio can borrow up to 33-1/3% of the value of its total assets); lends its securities to others (as an operating policy, which may be changed without stockholder approval, the Portfolio will not lend more than 30% of the value of its total assets, which for this purpose includes the value of any collateral received in the transaction); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including restricted securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days).

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

The Portfolio's investment objective is LONG-TERM CAPITAL APPRECIATION. This means the Portfolio seeks investments whose price will increase over several years. While the Portfolio makes every effort to achieve its objective, it can't guarantee success.

A SMALL/MEDIUM-SIZED STOCK PORTFOLIO

The Portfolio invests primarily in the stocks of small and medium-sized companies with the potential for above-average growth.

WE'RE GROWTH INVESTORS

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 65% of the Portfolio's total assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth.

The Portfolio considers small and medium-sized companies to be those with market capitalizations beginning at $500 million. The upper capitalization limit is 300% of the dollar-weighted median market capitalization of the S&P 400 Mid-Cap Index. As of December 31, 1999, this number was $9 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include AMERICAN DEPOSITORY RECEIPTS
(ADRs); common stocks; nonconvertible preferred stocks; WARRANTS and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITS); and similar securities.

The Portfolio also may buy CONVERTIBLE SECURITIES. These are securities--like bonds, corporate notes and preferred stocks--that it can convert into the company's common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, the Portfolio also may use the following investment strategies to try to increase its returns or protect its assets if market conditions warrant.

OTHER EQUITY SECURITIES

The Portfolio can invest up to 35% of total assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.

FOREIGN SECURITIES

The Portfolio can invest up to 35% of total assets in FOREIGN SECURITIES, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

FIXED-INCOME OBLIGATIONS, INCLUDING BONDS AND MONEY MARKET INSTRUMENTS

Fixed-income obligations include bonds and notes. The Portfolio can invest up to 35% of total assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

REPURCHASE AGREEMENTS

The Portfolio may also use REPURCHASE AGREEMENTS.

FOREIGN CURRENCY FORWARD CONTRACTS

The Portfolio may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Portfolio may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency.

DERIVATIVE STRATEGIES

The Portfolio may use various derivative strategies to try to improve its returns or protect its assets.

The Portfolio cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND
INSTRUMENTALITIES

The Portfolio may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES.

The Portfolio may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

OPTIONS TRANSACTIONS

The Portfolio may purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Portfolio's portfolio. These options will be on equity securities, financial indexes (for example, S&P 500 Stock Index) and foreign currencies. The Portfolio may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase.

FUTURES CONTRACTS AND OPTIONS THEREON

The Portfolio may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC).

ADDITIONAL STRATEGIES

The Portfolio also follows certain policies when it BORROWS MONEY (the Portfolio can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Portfolio can lend up to 331 @3% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

PORTFOLIO TURNOVER

As a result of the strategies described above, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

The Portfolio is managed by Prudential Investments Fund Management LLC.

SP SMALL/MID CAP VALUE PORTFOLIO

The Portfolio is managed by Fidelity Management & Research Company (FMR). FMR normally invests at least 65% of the Portfolio's total assets in common stocks of companies with small to medium market capitalizations.

A SMALL/MID CAP VALUE PORTFOLIO

The Portfolio normally invests at least 65% of its total assets in companies with small to medium market capitalizations. The Portfolio invests in "value" stocks.

Small to medium market capitalization companies are those companies with market capitalizations similar to the market capitalization of companies in the Russell 2000 or the Russell MidCap at the time of the Portfolio's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a small to medium market capitalization for purposes of the 65% policy. The size of companies in the Russell 2000 and Russell MidCap changes with market conditions and the composition of the index.

PRINCIPAL INVESTMENT STRATEGIES

FMR focuses on securities of companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential. The stocks of these companies are often called "value" stocks.

FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates and management. These securities are then analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Portfolio may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

PRINCIPAL INVESTMENT RISKS

Many factors affect the Portfolio's performance. The Portfolio's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The Portfolio's reaction to these developments will be affected by the types of securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Portfolio's level of investment in the securities of that issuer. When you sell units corresponding to shares of the Portfolio, they could be worth more or less than what you paid for them.

In addition to company risk, derivatives risk, foreign investment risk, leveraging risk, liquidity risk, management risk, and market risk, the following factors can significantly affect the Portfolio's performance:

SMALL CAP INVESTING. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets and financial resources.

"VALUE" INVESTING. "Value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

In pursuing its objective of LONG-TERM GROWTH OF CAPITAL, the Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential.

A GROWTH STOCK PORTFOLIO

The Portfolio normally invests at least 65% of its total assets in the equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio is managed according to a growth investment style.

The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of three portfolio managers (two of whom invest as a team). Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is nondiversified, meaning it can invest more than 5% of its assets in the securities of any one issuer. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in their opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser's portfolio segment.

WE'RE GROWTH INVESTORS

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

In addition to common stocks in which the Portfolio primarily invests, equity-related securities include nonconvertible preferred stocks; CONVERTIBLE SECURITIES; American Depository Receipts (ADRS); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITS); and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that can be converted into the company's common stock or some other equity security.

The Portfolio may buy common stocks of companies of every size--small-, medium-and large-capitalization-- although its investments are mostly in medium- and large-capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

DIVISION OF ASSETS

STRATEGY. Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

OUR GROWTH STYLE

Alliance Capital Management's portfolio manager, Alfred Harrison, utilizes the fundamental analysis and research of Alliance's large internal research staff. In selecting stocks for the Portfolio, he emphasizes stock selection and investment in a limited number of companies that have strong management, superior industry positions, excellent balance sheets and the ability to demonstrate superior earnings growth.

Jennison Associates' portfolio managers, Spiros Segalas and Kathleen McCarragher, invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.

RISKS. Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. PIFM will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders. To maintain the Portfolio's federal income tax status as a regulated investment company, Jennison Associates also may have to sell securities on a periodic basis.

OTHER INVESTMENTS AND STRATEGIES

In addition to its principal strategies, the Portfolio also uses the following investment strategies to try to increase its returns or protect its assets if market conditions warrant.

FOREIGN SECURITIES

The Portfolio may invest up to 20% of its total assets in FOREIGN SECURITIES, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

MONEY MARKET INSTRUMENTS

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio's assets in equity-related securities.

REPURCHASE AGREEMENTS

The Portfolio may use REPURCHASE AGREEMENTS.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in MONEY MARKET INSTRUMENTS. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the equity markets are unstable.

OPTIONS ON SECURITIES INDEXES.

The Portfolio may purchase and write (that is, sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio's portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only "covered" options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

U.S. GOVERNMENT SECURITIES

The Portfolio may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

OPTIONS ON FUTURES CONTRACTS

The Portfolio will also enter into options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. The Portfolio may purchase put and call options and write (that is, sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges.

FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS THEREON

The Portfolio may buy and sell futures contracts on foreign currencies and purchase and write options thereon.

SHORT SALES

The Portfolio may use SHORT SALES.

DERIVATIVE STRATEGIES

The Portfolio may use various DERIVATIVE STRATEGIES to try to improve the Portfolio's returns. The Portfolio may use hedging techniques to try to protect the Portfolio's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

ADDITIONAL STRATEGIES

The Portfolio also follows certain policies when it BORROWS MONEY (the Portfolio can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (the Portfolio can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

PORTFOLIO TURNOVER

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio's performance.

                                      * * *

OTHER INVESTMENTS AND STRATEGIES

As indicated in the description of the Portfolios above, certain Portfolios may use the following investment strategies to increase return or protect assets if market conditions warrant.

ADRS--are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

CONVERTIBLE DEBT AND CONVERTIBLE PREFERRED STOCK--A convertible security is a security--for example, a bond or preferred stock--that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, they offer--through their conversion mechanism--the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

DERIVATIVES--A derivative is an investment instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

DOLLAR ROLLS--Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar--but not necessarily the same--security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

FUTURES--A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

INTEREST RATE SWAPS--In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down.

JOINT REPURCHASE ACCOUNT--In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

LOAN PARTICIPATIONS--In loan participations, the Portfolio will have a contractual relationship with the lender but not with the borrower. This means the Portfolio will only have rights to principal and interest received by the lender. It will not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, the Portfolio may be treated as a general creditor and will not benefit from any set-off between the lender and the borrower.

MORTGAGE-RELATED SECURITIES are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

OPTIONS--A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier". Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)--A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages.

Some REITs invest in both types of interests.

REPURCHASE AGREEMENTS--In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

REVERSE REPURCHASE AGREEMENTS--In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

SHORT SALES--In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

SHORT SALES AGAINST-THE-BOX--A short sale against-the-box means the Portfolio owns securities identical to those sold short.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

                                      * * *

HOW THE FUND IS MANAGED

BOARD OF DIRECTORS

The Board of Directors oversees the actions of the investment manager and the sub-advisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

INVESTMENT MANAGER

Prudential Investments Fund Management LLC (PIFM) serves as overall investment manager for all of the "SP" Portfolios and to the Prudential Jennison Portfolio. Prudential Investments Fund Management LLC, located at 100 Mulberry Street, Newark, NJ is the investment adviser to the SP Aggressive Growth Asset Allocation Portfolio, SP Alliance Large Cap Growth Portfolio, SP Davis Value Portfolio, SP Deutsche International Equity Portfolio, SP Jennison International Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small/Mid Cap Value Portfolio, and SP Strategic Partners Focused Growth Portfolio.

PIFM is responsible for selecting and monitoring one or more sub-advisors to handle the day-to-day investment management of the Portfolio. For Portfolios with more than one sub-adviser, PIFM is responsible for allocating assets among the sub-advisers. PIFM, not the Portfolios, pay the fees of the sub-advisers. Pursuant to an order issued by the SEC, each of these Portfolios may add or change sub-advisers, or change the agreement with its sub-advisers, if PIFM and the Board of Directors concludes that doing so is in the best interests of contract owners investing in the Portfolio. The Portfolios can make these changes without contract owner approval, but will notify contract owners investing in the Portfolio of any such changes.

The following chart lists the total annualized investment advisory fees to be paid in 2000 with respect to each of the Fund's Portfolios offered through this prospectus.

--------------------------------------------------------------------------------
                                                     TOTAL  ADVISORY  FEES  AS %
PORTFOLIO                                               OF AVERAGE NET ASSETS
--------------------------------------------------------------------------------
SP Aggressive Growth Asset Allocation Portfolio                0.84*
SP Jennison International Growth Portfolio                     0.85
SP Strategic Partners Focused Growth Portfolio                 0.90

  ------------------------------------------------------------------------------

* The SP Aggressive Growth Asset Allocation Portfolio invests in shares of other Fund Portfolios. The advisory fees for the Asset Allocation Portfolio depicted above is the product of a blend of the advisory fees of those other Fund Portfolios, plus a 0.05% annual advisory fee payable to PIFM.

INVESTMENT SUB-ADVISERS

JENNISON ASSOCIATES LLC, a Prudential subsidiary, serves as subadviser to the SP Jennison International Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, the SP Strategic Partners Focused Growth Portfolio and the Prudential Jennison Portfolio. Jennison's address is 466 Lexington Avenue, New York, NY, and as of December 31, 1999, it had over $59 billion of assets under management.

We provide more information below on the sub-advisers and their portfolio managers.

ALLIANCE CAPITAL MANAGEMENT, L.P. serves as the sub-adviser to the SP Alliance Large Cap Growth Portfolio and the SP Strategic Partners Focused Growth Portfolio. The sub-adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager. Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds.

BANKERS TRUST COMPANY (BANKERS TRUST), with headquarters at 130 Liberty Street, New York, New York 10006, acts as the sub-adviser to the SP Deutsche International Equity Portfolio. Bankers Trust is an indirect wholly-owned subsidiary of Deutsche Bank AG. As of September 30, 1999, Bankers Trust had total assets under management of approximately $285 billion. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients, and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years.

DAVIS SELECTED ADVISERS, LP serves as the sub-adviser to the SP Davis Value Portfolio. The sub-adviser is located at 124 East Elvira Street, Santa Fe, New Mexico 87501.

FIDELITY--Fidelity Management & Research Company (FMR) is the sub-adviser to the SP Small/Mid Cap Value Portfolio. As of March 31, 2000, FMR had approximately $995 billion in discretionary assets under management. The address of FMR is 82 Devonshire Street, Boston, MA 02109.

PORTFOLIO MANAGERS

We set out below descriptions of the portfolio managers and for certain Portfolios, the past performance of a similarly-managed mutual fund. THOSE PERFORMANCE FIGURES DO NOT REFLECT VARIABLE INSURANCE CONTRACT FEES WHICH, IF DEDUCTED, WOULD REDUCE PERFORMANCE. MOREOVER, AS DISCLOSED IN THE PROSPECTUS FOR YOUR VARIABLE INSURANCE CONTRACT, THE SP PORTFOLIOS OF THE FUND ARE SUBJECT TO EXPENSE LIMITATIONS WHICH, IF TERMINATED, WOULD INCREASE EXPENSES AND BE A FACTOR IN LOWERING PERFORMANCE.

PRUDENTIAL JENNISON PORTFOLIO

This Portfolio is managed by Messrs. Spiros Segalas and Michael Del Balso and Ms. Kathleen McCarragher of Jennison Associates. Mr. Segalas is a founding member and President, Director, and Chief Investment Officer of Jennison. He has been in the investment business for over 35 years. Mr. Segalas received a B.A. from Princeton University and is a member of the New York Society of Security Analysts. Mr. Del Balso, a Director and Executive Vice President of Jennison, has been part of the Jennison team since 1972 when he joined the firm from White, Weld & Company. Mr. Del Balso is a member of the New York Society of Security Analysts. Ms. McCarragher, Director and Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist, having joined Jennison in 1998 after a 17 year investment career, including positions with Weiss, Peck & Greer and State Street Research and Management Company, where she was a member of the Investment Committee. She received B.B.A. from the University of Wisconsin and an M.B.A. from Harvard Business School.

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO

Alfred Harrison, Director and Vice Chairman of Alliance Capital Management Corporation (ACMC) leads the team managing this Portfolio, with Syed Hasnain, a Senior Portfolio Manager, also being directly involved.

Mr. Hasnain joined ACMC after working as a strategist with Merrill Lynch Capital Markets. Previously he was an international economist with Citicorp and a financial analyst at Goldman Sachs & Co. He holds a M. Phil in Finance from Cambridge University, and Sc.B. from Brown University, and studied towards a doctorate at Stanford Business School. Investment experience: 9 years.

We set out below performance information for ALLIANCE PREMIER GROWTH FUND, which is a mutual fund managed by ACMC according to investment objectives and practices that are substantially similar to those governing the SP Alliance Large Cap Growth Portfolio. Alliance Premier Growth Fund and SP Alliance Large Cap Growth Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of Alliance Premier Growth Fund is not indicative of the future performance of SP Alliance Large Cap Growth Portfolio. If material differences between the investment styles of Alliance Premier Growth Fund and SP Alliance Large Cap Growth Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP Alliance Large Cap Growth Portfolio, but not Alliance Premier Growth Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract.

                             OTHER FUND PERFORMANCE

                  SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                          ALLIANCE PREMIER GROWTH FUND


(FOR THE PERIODS ENDED
DECEMBER 31, 1999)                1 YEAR   5 YEARS   SINCE INCEPTION  INCEPTION DATE
-----------------------           ------   -------   ---------------  ---------------
Class A                           23.51%    34.86%         25.01%       9/28/92
Russell 1000 Growth Index(1)      33.16%    32.41%         23.43%

(1) The Russell 1000 Growth Index is a measure of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

For the Asset Allocation Portfolio, Prudential Investments invests in shares of other Fund Portfolios within the product according to the percentage allocations discussed in this prospectus.

SP DAVIS VALUE PORTFOLIO

The following individuals provide day-to-day management of the SP Davis Value Portfolio.

CHRISTOPHER C. DAVIS

Responsibilities:

o   Vice President of Davis New York Venture Fund, Inc.

o Also manages or co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

o   Portfolio Manager of Davis New York Venture Fund since October 1995.

o Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis from September 1989 to September 1995.

KENNETH CHARLES FEINBERG

Responsibilities:

o Co-Portfolio Manager of Davis New York Venture Fund with Christopher C. Davis since May 1998.

o   Also co-manages other equity funds advised by Davis Selected Advisers.

Other Experience:

o   Research analyst at Davis Selected Advisers since December 1994.

o Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994.

We set out below performance information for DAVIS NEW YORK VENTURE FUND, which is a mutual fund managed by Davis Selected Advisers, LP according to investment objectives and practices that are substantially similar to those governing the SP Davis Value Portfolio. Davis New York Venture Fund and SP Davis Value Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of Davis New York Venture Fund is not indicative of the future performance of SP Davis Value Portfolio. If material differences between the investment styles of Davis New York Venture Fund and SP Davis Value Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP Davis Value Portfolio, but not Davis New York Venture Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract.

                             OTHER FUND PERFORMANCE

                  SEC STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                           DAVIS NEW YORK VENTURE FUND


(FOR THE PERIODS ENDED
DECEMBER 31, 1999)                 1 YEAR         5 YEARS       10 YEARS      SINCE INCEPTION       INCEPTION DATE
-----------------------           --------       ---------     ----------     ---------------       ---------------
Class A(1)                          9.30%         20.57%          17.00%            14.86%             2/17/69
S&P 500(2)                         21.04%         28.51%          18.17%            13.01%


Average annual total returns earned by Class A shares of Davis New York Venture Fund for the periods listed above, after adjusting for the maximum 4.75% sales charge and with all distributions reinvested for the periods ended 12/31/99.

(1) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

(2) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO

The following portfolio managers are responsible for the day-to-day management of the Portfolio's investments:

MICHAEL LEVY

Co-Lead Portfolio Manager.

International equity strategist, overseeing the design and implementation of the firm's proprietary stock selection process.

28 years of business experience, 18 of them as an investment professional.

Degrees in mathematics and geophysics from the University of Michigan.

ROBERT REINER

Co-Lead Portfolio Manager.

Specializes in Japanese and European stock and market analysis.

Served as a Senior Financial Analyst at Scudder, Stevens & Clark from 1993 to 1994.

18 years of investment industry experience.

Degrees from the University of Southern California and Harvard University.

JULIE WANG

Co-Portfolio Manager.

Focuses on the Portfolio's Asia-Pacific investments and its emerging markets exposure.

Served as Investment Manager for American International Group's Southeast Asia portfolio from 1991 to 1994.

11 years of investment management experience.

BS in economics from Yale University, MBA from The Wharton School, University of Pennsylvania.

We set out below performance information for DEUTSCHE INTERNATIONAL EQUITY
FUND, which is a mutual fund managed by Bankers Trust Company, an indirect wholly-owned subsidiary of Deutsche Bank AG according to investment objectives and practices that are substantially similar to those governing the SP Deutsche International Equity Portfolio. Deutsche International Equity Fund and SP Deutsche International Equity Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of Deutsche International Equity Fund is not indicative of the future performance of SP Deutsche International Equity Portfolio. If material differences between the investment styles of Deutsche International Equity Fund and SP Deutsche International Equity Portfolio should develop in the future, we will disclose such differences. PIFM monitors the performance of SP Deutsche International Equity Portfolio, but not Deutsche International Equity Fund. In general, Portfolio returns are reduced by expenses under your variable insurance contract.

The following performance table compares the Deutsche International Equity Fund performance to that of a broad-based securities market index.

                             OTHER FUND PERFORMANCE

                     SEC STANDARDIZED AVERAGE ANNUAL RETURNS
                       DEUTSCHE INTERNATIONAL EQUITY FUND



(FOR THE PERIODS ENDED                                           SINCE INCEPTION
JUNE 30, 2000)                   1 YEAR           5 YEARS             DATE(1)        INCEPTION DATE
----------------------           ------           -------        ---------------     --------------
International Equity
Fund                             23.37%           17.61%             16.82%             8/4/92
MSCI EAFE Index(1)(3)            17.16%           11.33%             12.33%
Lipper(2)                        24.46%           13.15%             12.43%
International Funds
Average

(1) The MSCI EAFE Index and Lipper International Funds Average are calculated from July 31, 1992.

(2) Unweighted average annual return, net of fees and expenses, of all mutual funds that invested primarily in stocks and other equity securities of companies outside the United States during the periods covered.

(3) The MSCI EAFE Index of major markets in Europe, Australia and the Far East is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

The Portfolio is co-managed by Howard Moss and Blair Boyer. Mr. Moss and Mr. Boyer have worked together managing international equity portfolios since 1989. Howard Moss has been an Executive Vice President and Director of Jennison since 1993. Mr. Moss has been in the investment business for 30 years. Mr. Moss received a B.A. from the University of Liverpool. Blair Boyer is an Executive Vice President and Director of Jennison and has been with Jennison since 1993. Mr. Boyer received a B.A. from Bucknell University and an M.B.A. from New York University.

SP SMALL/MID CAP VALUE PORTFOLIO

Fidelity Management & Research Company is the Portfolio's sub-adviser. Jeff Kerrigan is portfolio manager of the Small/Mid Cap Value Portfolio. Since joining Fidelity in 1999, Mr. Kerrigan has worked as an analyst and manager.

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

Susan Hirsch has managed the retail fund counterpart of this Portfolio since it began. Ms. Hirsch joined Prudential Investments in July 1996, and is now employed by Jennison Associates LLC. Before that she was employed by Lehman Brothers Global Asset Management from 1988 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. Ms. Hirsch holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and the New York Society of Security Analysts.

We set out below performance information for Prudential U.S. Emerging Growth Fund, which is a mutual fund managed by PIFM, according to investment objectives and practices that are substantially similar to those governing the SP Prudential U.S. Emerging Growth Portfolio. Prudential U.S. Emerging Growth Fund and SP Prudential U.S. Emerging Growth Portfolio are separate funds with different expense structures and portfolio holdings and different purchase and redemption patterns, and the past performance of Prudential U.S. Emerging Growth Fund is not indicative of the future performance of SP Prudential U.S. Emerging Growth Portfolio. If material differences between the investment styles of Prudential U.S. Emerging Growth Fund and SP Prudential U.S. Emerging Growth Portfolio should develop in the future, we will disclose such differences. In general, Portfolio returns are reduced by expenses under your variable insurance contract.

                             OTHER FUND PERFORMANCE

          SEC STANDARDIZED AVERAGE ANNUAL RETURNS (1) (AS OF 12-31-99)
                      PRUDENTIAL U.S. EMERGING GROWTH FUND

                                       1 YEAR         SINCE INCEPTION (12-31-96)
                                       ------         --------------------------
Class A shares                         83.44%                  39.88%
S&P 400 Mid-Cap Index (2)              14.72%                  21.81%
Lipper Average (3)                     72.56%                  30.78%

1. The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.

2. The Standard & Poor's Mid-Cap 400 Stock Index (S&P 400 Mid-Cap Index)--an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation-gives a broad look at how mid-cap stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund portfolio. These returns would be lower if they included the effect of sales charges and operating expenses. The securities in the S&P 400 Mid-Cap Index may be very different from those in the Portfolio. Source: Lipper Inc.

3. The Lipper Average is based on the average return of all mutual funds in the Lipper Mid-Cap Growth Fund category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Source: Lipper Inc.

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

Alfred Harrison is portfolio manager for the portion of the Portfolio's assets advised by Alliance. Mr. Harrison joined Alliance in 1978 and is manager of the firm's Minneapolis office. He is Vice Chairman of Alliance Capital Management Corporation.

Spiros Segalas and Kathleen McCarragher are co-portfolio managers for the portion of the Portfolio's assets advised by Jennison. (See descriptions above, under "Prudential Jennison Portfolio").

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio - Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. This prospectus covers only Class II shares, which are available under the USAllianz Dimensions variable annuity.

Together with this prospectus, you should have received a prospectus for the USAllianz Dimensions variable annuity contract. You should refer to that prospectus for further information on investing in the Portfolios.

Shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

NET ASSET VALUE

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined once a day--at 4:00 p.m. New York time--on each day the New York Stock Exchange is open for business. If the New York Stock Exchange closes early on a day, the Portfolios' NAVs will be calculated some time between the closing time and 4:00 p.m. on that day.

The NAV for each of the Portfolios is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio's NAV, its holdings are valued as follows:

EQUITY SECURITIES are generally valued at the last sale price on an exchange or NASDAQ, or if there is not a sale on that day, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

SHORT-TERM DEBT SECURITIES generally are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value.

Short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

CONVERTIBLE DEBT SECURITIES that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PIFM or a sub-adviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

OTHER DEBT SECURITIES--those that are not valued on an amortized cost basis--are valued using an independent pricing service.

OPTIONS ON STOCK AND STOCK INDEXES that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

FORWARD CURRENCY EXCHANGE CONTRACTS are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

OVER-THE-COUNTER (OTC) OPTIONS are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). The sub-adviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and asked quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE AVAILABLE will be valued at fair value under the direction of the Fund's Board of Directors.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is 751 Broad Street, Newark, New Jersey 07102-3777.

OTHER INFORMATION

FEDERAL INCOME TAXES

If you own or are considering purchasing a USAllianz Dimensions variable annuity contract, you should consult the prospectus for that contract for tax information. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

EUROPEAN MONETARY UNION

On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state. The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

MONITORING FOR POSSIBLE CONFLICTS

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

For More Information

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Fund:

      Call toll-free (800) 778-2255

      Write to The Prudential Series Fund, Inc., 751 BROAD STREET, NEWARK, NJ 07102-3777

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
--------
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

By Electronic Request:
----------------------
publicinfo@sec.gov

(The SEC charges a fee to copy documents.)

In Person:
----------
Public Reference Room
in Washington, DC
(For hours of operation, call 1-202-942-8090)

Via the Internet:
-----------------
on the EDGAR Database at
http://www.sec.gov

SEC File No. 811-03623